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                                NASCOR MORTGAGE LOAN POOL
                           10-YEAR THROUGH 15-YEAR FIXED RATE
                         NON-RELOCATION AND RELOCATION MORTGAGES
                                  NASCOR SERIES 1999-27
                                 POOL PROFILE (10/14/99)

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                                        ----------------    -----------------
                                              BID              TOLERANCE
                                        ----------------    -----------------
AGGREGATE PRINCIPAL BALANCE                $150,000,000           (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Nov-99
INTEREST RATE RANGE                       5.75% - 9.00%
GROSS WAC                                         7.20%         (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     176         (+/- 2 month)

WALTV                                               70%         (maximum 75%)

CALIFORNIA %                                        20%         (maximum 30%)
SINGLE LARGEST ZIP CODE CONCENTRATION                2%         (maximum  5%)

AVERAGE LOAN BALANCE                           $344,000     (maximum $350,000)
LARGEST INDIVIDUAL LOAN BALANCE                $997,000     (maximum $1,500,000)

CASH-OUT REFINANCE %                                12%        (maximum  17%)

PRIMARY RESIDENCE %                                 94%         (minimum 89%)

SINGLE-FAMILY DETACHED %                            88%         (minimum 85%)

FULL DOCUMENTATION %                                78%         (minimum 75%)

UNINSURED > 80% LTV %                                3%          (maximum 5%)

TEMPORARY BUYDOWNS                                   0%         (maximum  5%)

RELOCATION %                                        16%         (maximum 20%)

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            NASCOR MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                     NON-RELOCATION AND RELOCATION MORTGAGES
                              NASCOR SERIES 1999-27
                               PRICING INFORMATION

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RATING AGENCIES                               TBD by Norwest

PASS THRU RATE                                         6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.84%

PRICING DATE                                             TBD

FINAL STRUCTURE DUE DATE                           03-Nov-99

SETTLEMENT DATE                                    23-Nov-99

ASSUMED SUB LEVELS                                       AAA            2.250%
                                                          AA            1.200%
                                                           A            0.850%
                                                         BBB            0.500%
                                                          BB            0.300%
                                                           B            0.150%

                                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-27. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                            Brad Davis (301)846-8009
                                           Lori Fountain (301)846-8185